Exhibit 24
                                   ----------

                                POWER OF ATTORNEY


        Each person whose signature appears below designates and appoints Curtis
M. Stevens and Anton C. Kirchhof, and each of them, the person's true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation (the "Corporation"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to up to 1,700,000 shares of the Corporation's common stock, $1.00 par value, to be purchased by participants in the Corporation's Executive Loan Program, and any and all amendments thereto (including post-effective amendments). Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any documents that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as the person could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done.

        IN WITNESS WHEREOF, this power of attorney has been executed by the undersigned as of the 22nd day of November, 1999.

             Signature                                          Title
             ---------                                          -----

/s/ Mark A. Suwyn                            Chairman, Chief Executive Officer and Director
Mark A. Suwyn                                      (Principal Executive Officer)

/s/ Curtis M. Stevens                        Vice President, Treasurer and Chief Financial
Curtis M. Stevens                                    Officer (Principal Financial and
                                                     Accounting Officer)

/s/ John W. Barter                           Director
John W. Barter

/s/ William C. Brooks                        Director
William C. Brooks

/s/ Archie W. Dunham                         Director
Archie W. Dunham


-----------------------                      Director
Paul W. Hansen


-----------------------                      Director
Donald R. Kayser

/s/ Brenda Lauderback                        Director
Brenda Lauderback

/s/ Patrick F. McCartan                      Director
Patrick F. McCartan


-----------------------                      Director
Lee C. Simpson